Renaissance Capital Greenwich Funds

Renaissance IPO ETF

Renaissance International IPO ETF

Supplement dated September 13, 2016 to the Statement of Additional Information (the “SAI”) dated January 31, 2016

Effective immediately, the first sentence in the “Creation Transaction Fee” paragraph starting on page 24 of the SAI under “CREATION AND REDEMPTION OF CREATION UNITS” is modified and restated in its entirety as follows:

A fixed creation transaction fee of $500.00 for the IPO ETF and $1,000.00 for the International IPO ETF payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction.

Effective immediately, the first sentence in the “Redemption Transaction Fee” paragraph starting on page 25 of the SAI under “CREATION AND REDEMPTION OF CREATION UNITS” is modified and restated in its entirety as follows:

The basic redemption transaction fee of $500.00 for the IPO ETF and $1,000.00 for the International IPO ETF is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request.

Please read this supplement in conjunction with the SAI and retain it for future reference.